POWER OF ATTORNEY
	Know all by these presents that the undersigned hereby constitutes and appoints
  Jeffrey S. McFall, Grant B. McGee and Courtney Roane, signing singly and with full power of substitution and re-substitution, as the undersigned's true and lawful attorney-in-fact to:
1. obtain credentials (including codes or passwords) enabling the undersigned to make electronic filings with the U.S. Securities and Exchange Commission (the
"SEC"), including as necessary to prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the SEC a Form ID, including amendments thereto, and any other document necessary or appropriate to obtain codes or passwords enabling the undersigned to make electronic filings with the
SEC via the Electronic Data Gathering and Retrieval ("EDGAR") system of reports required by the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), the Securities Act of 1933, as amended (the "Securities Act") or any rule or regulation of the SEC;
2. act as an account administrator for the undersigned's EDGAR account, including: (i) appointing, removing and replacing account administrators, technical administrators, account users, and delegated entities; (ii)
maintaining the security of Filer's EDGAR account, including modification of access codes; (iii) maintaining, modifying and certifying the accuracy of information on the undersigned's EDGAR account dashboard; and (iv) taking any other actions contemplated by Rule 10 of Regulation S-T;
3. execute for and on behalf of the undersigned, in the undersigned's capacity as a director and/or officer of Kimberly-Clark Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder, and Forms 144 in accordance with Rule 144 under Securities
Act;
4. do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or
  Form 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority;
and
5. take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's sole discretion.
	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned also ratifies hereby any action previously taken by each attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken.  The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the requirements of the
Exchange Act or Securities Act, including Section 16 of the Exchange Act or Rule
  144 under the Securities Act;
	This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) undersigned is no longer required to file Forms 3, 4, and 5 and Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (c) as to any attorney-in-fact individually, until such attorney-in-fact is no longer employed by the Company or its subsidiaries.
            IN WITNESS WHEREOF, I have hereunto set my hand effective this 15th day of September, 2025.



       _____/s/ John Carmichael_______
	                                                             John Carmichael